Exhibit 99.1

Investor Update — March 2005

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.

These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.

Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended December 31, 2003.

AirTran Airways Today

Low-cost, low-fare airline serving 43 cities

One of youngest all-Boeing fleets in the world

Fleet of 92 aircraft (81 717’s/11 737’s)

Six consecutive years of profitability

One of three consistently profitable airlines

Well positioned for growth

2004 Highlights — Continued Strong Cost Performance

Non Fuel Unit Costs

Cents per Mile

7.50 7.25 7.00 6.75 6.50 6.25 6.00

1999 2000 2001 2002 2003 2004

*Excludes non-recurring special items.

While Legacy Costs Are Down — Gap Remains Large

Non Fuel Unit Costs at 628 miles

Cents per Mile

14.00 12.00 10.00 8.00 6.00 4.00 2.00 0.00

AAI LUV JBLU AWA UAIRQ New DAL AMR NWAC DAL

Source: Company Reports/DOT filings/Company estimates

What Creates AirTran’s Cost Advantage?

Productive workforce at all levels Young, simplified fleet

Fuel efficient

Attractive ownership costs

Efficient use of facilities

Competition for heavy maintenance contracts Low cost distribution

74% of sales are directly with AirTran

New 737 Aircraft Will Continue To Drive Down Costs

Increases crew productivity

No additional staffing required, same rates as 717 crews 17% increase in seats

Transcontinental range increases productivity

Daily utilization now 12-13 hrs/day vs. 11 hrs/day on 717’s

Even better fuel economy than the 717 per seat

Order timing was at the bottom of the market

Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance

Low Costs Does Not Mean Budget Service

Assigned seating

Business class

Only airline with business class on every flight

Convenient distribution

Internet/Kiosks

No fee telephone reservations and airport sales Travel agencies

XM Radio and oversized luggage bins

Friendly crewmembers

Low Cost Structure Yields Positive Margins Despite Weak Industry Conditions

Twelve Months Ending December 31, 2004

Jet Blue Southwest AirTran Alaska American Continental America West Northwest Frontier United US Airways Delta

-10 -5 0 5 10

Operating Margin (%)

Source: SEC filings/Company press releases Excludes special items

Low Costs Help Keep Our Balance Sheet Strong

12/31/04 12/31/03 12/31/02

($MM)

Total Cash 342.3 348.5 138.3

Aircraft Deposits 69.8 49.9 5.5

Long Term Debt* 300.1 246.8 210.2

Stockholders’ Equity 313.9 302.2 51.9

Working Capital 204.1 224.3 22.2

* Average coupon 11% in 2001, 8% in 2004

Growth Opportunities Abound

AirTran Airways Route Network Has Evolved

Since September 2001: 15 new cities 58 new routes

Savannah Jacksonville Orlando

San Francisco

Los Angeles

Las Vegas

Minneapolis

Milwaukee

Chicago

Moline

Bloomington

Denver

Kansas City

Wichita

Flint

Boston

Buffalo

Rochester

Indianapolis

Akron/Canton

Dayton

Pittsburgh

Newark

New York

Philadelphia

Washington

Baltimore

Newport News

Memphis

Raleigh-Durham Charlotte

Myrtle Beach

Dallas

Pensacola

Gulfport

Houston New Orleans

Tampa

Sarasota Ft. Myers

Freeport

West Palm Beach Ft. Lauderdale Miami

737 Aircraft Will Create New Opportunities

Seattle

San Francisco

Los Angeles

Minneapolis

Denver

Chicago

Baltimore

Las Vegas

Wichita

Dallas

ATLANTA

Orlando

Cancun

San Juan

717-200 / BR715

737-700 / CFM56

737 Will Become Primary Growth Vehicle

Fleet highlights

717’s are very reliable

Long term maintenance contracts will prolong cost effectiveness despite the end of the program

737 contract gives flexibility

Options

Ability to upsize to 800’s

Fleet expansion plan

Annual ASMs (millions)

30,000 25,000 20,000 15,000 10,000 5,000 0

73 87 106 127 144

162 Aircraft

Boeing 717

Boeing 737

Options

2003 2004 2005 2006 2007 2008

ASM Growth YoY 21% 30% 20-30% 15-25% 10-25%

Note: Fleet size is as of year-end

Significant Growth Opportunities Exist

Delta has abandoned Dallas/Fort Worth

The Northeast remains wide open

AirTran is well positioned

Florida remains a perfect fit for AirTran’s network

717 size also opens up routes from secondary cities

Atlanta growth opportunities are still abundant

We are Atlanta’s only profitable airline

Summary

Solid results despite challenging environment Industry shakeout is occurring Opportunities still abound without immediate failures Fundamentals are in place to capitalize on opportunities

Aircraft on order at low ownership costs

Small aircraft with very low costs and going lower Financial strength Flexibility to respond quickly